SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 16, 2016

One Horizon Group, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-10822	46-3561419
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

T1-017 Tierney Building, University of Limerick, Limerick, Ireland.
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+353-61-518477
(ISSUER TELEPHONE NUMBER)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 16, 2016, One Horizon Group, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investor (the “Purchaser”). Pursuant to the terms of the Purchase Agreement, the Company agreed to sell an aggregate of 500,000 shares of common stock (the “Shares”) at a purchase price of $0.30 per Share, for aggregate gross proceeds to the Company of approximately $150,000. In connection with the purchase of the Shares, the Purchaser will receive a warrant (‘Warrant’) to purchase up to the number of shares of the Company’s common stock equal to 375,000 of the shares of common stock purchased by the Purchaser pursuant to the Purchase Agreement. The Warrants have an exercise price of $0.35 per share, become exercisable on the date of issuance and expire three years from the date of issuance. The offering closed on December 16, 2016.

The Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

The Company estimates that the net proceeds from the offering will be approximately $140,000, after deducting offering expenses and the legal fees.

The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-205049) previously filed with the Securities and Exchange Commission and a prospectus supplement thereunder. The securities may be offered only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A prospectus supplement relating to the offering of the securities has been filed with the SEC and is available on the SEC’s website at http://www.sec.gov. A copy of the opinion of Hunter Taubman Fischer Li & LLC relating to the legality of the issuance and sale of the securities in the offering is attached as Exhibit 5.1 hereto.

The foregoing descriptions of the Purchase Agreement and the Warrant are qualified in their entireties by reference to the full text of the Form of Purchase Agreement and the form of Warrant, copies of which are filed herewith as Exhibit 10.1 and Exhibit 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about the Company’s expectations regarding the completion of the offering. Words such as “estimate,” “expected,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the Company’s current expectations. Forward-looking statements involve risks and uncertainties. Actual results and the timing of events may differ materially from those set forth in this report due to risks and uncertainties associated with the satisfaction of the conditions to close the offering. Risk factors related to us, our business and the offering are discussed under “Risk Factors” and elsewhere in our prospectus supplement, dated December 16, 2016, with respect to the offering described above, and other filings with the Securities and Exchange Commission. Except as required by law, the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Form of Warrant.

5.1	Opinion of Hunter Taubman Fischer & Li LLC.

10.1	Form of Securities Purchase Agreement.

23.1	Consent of Hunter Taubman Fischer& Li LLC (contained in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE HORIZON GROUP, INC.

Date: December 16, 2016	By:	/s/ Brian Collins
Brian Collins
Chief Executive Office and President